Exhibit 10(iii)A(83)

AMENDMENT NO. 1
TO
SEVERANCE AGREEMENT

THIS AMENDMENT made and entered into as of October 25, 2021, by and between ACUITY BRANDS, INC. (the “Company”) and Dianne S. Mills (“Executive”);

W I T N E S S E T H

WHEREAS, the Company and Executive entered into a Severance Agreement, dated as of March 2, 2020 (the “Severance Agreement”), providing for the payment of certain compensation and benefits to Executive if Executive’s employment is terminated under certain circumstances; and

WHEREAS, the parties now desire to amend the Severance Agreement in the manner hereinafter provided;

NOW, THEREFORE, the Severance Agreement is hereby amended, as follows:

1.Section 4.2 is hereby amended by deleting “75%” from clause (i) and substituting “100%” in lieu thereof.

2.This Amendment to the Severance Agreement shall be effective as of the date of this Amendment. Except as hereby modified, the Severance Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, the parties have executed this Amendment on the date(s) written below.

EXECUTIVE	COMPANY

ACUITY BRANDS, INC.
/s/ DIANNE S. MILLS	By:	/s/ NEIL M. ASHE
DIANNE S. MILLS		NEIL M. ASHE
Chairman, President and
Chief Executive Officer

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